NEW ACCOUNTING STANDARDS ISSUED BUT NOT YET EFFECTIVE	12 Months Ended
Dec. 31, 2019
Accounting Policies, Changes In Accounting Estimates And Errors [Abstract]
NEW ACCOUNTING STANDARDS ISSUED BUT NOT YET EFFECTIVE
ADOPTION OF NEW ACCOUNTING STANDARDS
These consolidated financial statements have been prepared following the same accounting policies and methods of computation as the audited annual consolidated financial statements for the year ended December 31, 2018, except for the following new accounting standards and amendments to standards and interpretations, which were effective January 1, 2019, and were applied in preparing the consolidated financial statements for the year ended December 31, 2019. These are summarized as follows:
IFRS 16 - Leases
(a)Overview
In January 2016, the International Accounting Standards Board ("IASB") issued IFRS 16 - Leases ("IFRS 16"). The objective of IFRS 16 is to recognize substantially all leases on balance sheet for lessees. IFRS 16 requires lessees to recognize a right-of-use ("ROU") asset and a lease liability calculated using a prescribed methodology, except for short-term leases and leases with low-value underlying assets. In addition, the nature and timing of expenses related to leases has changed, as IFRS 16 replaces the straight-line operating leases expense with the depreciation expense for the ROU assets and interest expense on the lease liabilities.

Effective January 1, 2019, the Company adopted IFRS 16. The impact of the transition is shown below. The Company’s accounting policy under IFRS 16 is as follows:

At inception of a contract, the Company assesses whether a contract is, or contains, a lease by determining whether the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. A ROU asset and lease liability is recognized at the lease commencement date. The ROU asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred, less any lease incentives received.

The ROU asset is subsequently depreciated using the straight-line method from the commencement date to the end of the lease term, including periods covered by an option to extend the lease if the Company is reasonably certain to exercise that option. In addition, the ROU asset is periodically reduced by impairment losses, if any, and adjusted for certain remeasurements of the lease liability.

The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date. The lease payments are discounted using the implicit interest rate in the lease. Variable lease payments that do not depend on an index or rate are not included in the measurement of the lease liability. If the rate cannot be readily determined, the Company’s incremental rate of borrowing is used. Generally, the Company uses its incremental borrowing rate as the discount rate.

The lease liability is subsequently measured at amortized cost using the effective interest method whereby the balance is increased by interest expense and decreased by lease payments. It is remeasured when there is a change in future lease payments arising from a change in an index or rate, if there is a change in the Company’s estimate of the amount expected to be payable under a residual value guarantee, or if the Company changes its assessment of whether it will exercise a purchase, extension or termination option.

The Company presents ROU assets within Property, plant and equipment.

Short-term leases and leases of low-value assets

The Company has elected not to recognize ROU assets and lease liabilities for leases that have a lease term of 12 months or less and leases of low-value assets. The Company recognizes the lease payments associated with these leases as an expense on a straight-line basis over the lease term.

(b)Impact of Transition to IFRS 16
Effective January 1, 2019, the Company adopted IFRS 16 using the modified retrospective approach and accordingly the information presented for 2018 has not been restated. Instead, the cumulative effect of the initial application is recognized in retained earnings as at January 1, 2019.
On transition to IFRS 16, the Company elected to apply the practical expedient to grandfather the assessment of which transactions are leases and applied IFRS 16 only to contracts that were previously identified as leases. Contracts that were not identified as leases under IAS 17 - Leases and IFRIC 4 - Determining Whether an Arrangement Contains a Lease were not reassessed to determine if a lease existed. The Company applied the definition of a lease under IFRS 16 to contracts entered into or changed on or after January 1, 2019.

The Company elected to apply the practical expedient to account for leases for which the lease terms end within 12 months of the date of initial application as short-term leases. The Company elected to not recognize ROU assets and lease liabilities for leases that have a lease term of 12 months or less or for leases of low-value assets.

For leases that were classified as operating leases under IAS 17, lease liabilities were measured at the present value of the remaining lease payments discounted at the incremental borrowing rate as at January 1, 2019. ROU assets were measured at their carrying amount as if IFRS 16 had been applied since the commencement date, discounted using the incremental borrowing rate as at January 1, 2019. The weighted average rate applied is 7.31%.

For leases that were classified as finance leases under IAS 17, the carrying amount of the ROU assets and the lease liabilities as at January 1, 2019 were determined as the carrying amount of the lease assets and lease liabilities under IAS 17 immediately before that date.

On transition to IFRS 16, the Company recognized an additional $8.5 million of ROU assets and $9.0 million of lease liabilities, with the difference recognized in retained earnings. The Company’s portfolio of leases primarily consists of office space and equipment.

The following table reconciles the Company’s operating lease obligations as at December 31, 2018, as previously disclosed in the Company’s consolidated financial statements, to the lease obligation recognized on initial application of IFRS 16 at January 1, 2019:

Operating lease commitments as at December 31, 2018	$16.3
Discounted using the incremental borrowing rate at January 1, 2019	14.1
Finance lease liabilities recognized as at December 31, 2018	9.3
Exclusion of non-lease components	(7.1)
Recognition exemption for short-term and low-value leases	(0.2)
Extension options reasonably certain to be exercised	2.2
Lease obligations recognized at January 1, 2019	$18.3

IFRIC 23 - Uncertainty over Income Tax Treatments
In June 2017, the IASB issued IFRIC Interpretation 23 - Uncertainty over Income Tax Treatments. This interpretation provides guidance on the accounting for current and deferred tax liabilities and assets in circumstances in which there is uncertainty over income tax treatments. The Company adopted IFRIC 23 effective January 1, 2019, with no adjustment to its consolidated financial statements.
NEW ACCOUNTING STANDARDS ISSUED BUT NOT YET EFFECTIVE
Certain pronouncements have been issued by the IASB that are mandatory for accounting periods after December 31, 2019. There are currently no such pronouncements that are expected to have a significant impact on the Company's consolidated financial statements upon adoption.